SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - December 16, 2004

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

State or other jurisdiction (Commission File     (IRS Employer
    of incorporation)             Number)       Identification
                                                   Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement
           __________________________________________

           On December 16, 2004, the Human Resources Committee of the Union National Community Bank Board of Directors approved director fees for 2005. Union National Community Bank is the wholly-owned banking subsidiary of Union National Financial Corporation. The 2005 Board of Directors Fee Schedule is attached as Exhibit
           99.1 to this Current Report on Form 8-K.

Item 8.01  Other Events
           ____________

           On January 20, 2005, Union National Financial Corporation announced the appointment of Mark D. Gainer to the position of Vice Chairman of the Board of Directors of both Union National Financial Corporation and Union National Community Bank. Mr. Gainer currently also serves as the President and Chief Executive Officer of Union National Financial Corporation and Union National Community Bank. Mr. Gainer will assume the position of Vice Chairman upon the resignation of Benjamin W. Piersol, Jr. from this position effective February 1, 2005. Mr. Piersol will continue to serve as a member of the Board of Directors of both entities.

Item 9.01  Financial Statements and Exhibits
           _________________________________

           (c) Exhibits.

           Exhibit No.    Description
           ___________    ___________
           99.1           2005 Board of Directors Fee Schedule

                         SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: January 25, 2005      /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             President & Chief Executive Officer

                            EXHIBIT INDEX


Exhibit                                                  Page
_______                                                  ____

99.1          2005 Board of Directors Fee Schedule         5

                          EXHIBIT 99.1

             2005 Board of Directors Fee Schedule

                 Union National Community Bank
              2005 Board of Directors Fee Schedule
                  Approved: December 16, 2004

Annual Retainer                         $5,000
Board Meetings                          $630 per meeting
Audit Committee Meetings                $295 per meeting
All Other Committee Meetings            $190 per meeting
Chairman's Annual Salary                $9,700
Vice Chairman's Annual Salary           $4,850